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                                                                    EXHIBIT 99.4

                         ART FLORIDA PORTFOLIO II, LTD.

          COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                       FOR THE QUARTER ENDED MARCH, 1998
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
                                                                               PROPERTIES
                                              -----------------------------------------------------------------------------
                                                                                 GRAND
                                                           CONRADI              LAGOON                MORNING   PARK AVENUE
                                              BAY ANCHOR    HOUSE     DALUCE     COVE     LEE HILLS    STAR       VILLAS
                                              ----------   -------   --------   -------   ---------   -------   -----------
REVENUES:
 Net Rental Revenues                           $14,118    $84,283    $131,464   $97,432    $21,425   $71,466     $177,054
 Other Revenues                                    426      1,897       4,633     1,648        666     3,348        2,371
                                               -------     -------   --------   -------    -------    -------    --------
      Total Revenues                            14,544     86,180     136,097    99,080     22,091    74,814      179,425
DIRECT OPERATING EXPENSES:
 Personnel Expense                               2,005     13,907      18,906     7,409      2,365     8,887       11,194
 Property Management Fee                           581      3,448       5,336     3,960        883     2,949        8,164
 Administrative Expense                            355      2,707       2,428     1,721        546     1,940        1,621
 Leasing Expense                                   282      2,002       1,458       948        218     1,179        1,529
 Utility Expense                                   445      4,111       6,174     1,155        258     2,830        1,218
 Service Expense                                   495      4,471       5,193     4,055        507     4,624        5,429
 Cleaning and Decorating Expense                   234        994       1,816     1,413          0     1,753          899
 Repairs and Maintenance Expense                   111        690       1,793     1,610        345     1,277        1,260
 Property Taxes                                  1,215      6,345      15,300     5,835      2,187     5,511       23,160
 Property Insurance                                262      1,664       2,691     2,166        369     1,289        2,302
                                               -------     -------   --------   -------    -------   -------     --------
      Total Direct Operating Expenses            5,985     40,339      61,095    30,272      7,678    32,239       56,776
                                               -------    -------    --------   -------    -------   -------     --------
REVENUES IN EXCESS OF DIRECT OPERATING
 EXPENSES                                      $ 8,559    $45,841    $ 75,002   $68,808    $14,413   $42,575     $122,649
                                               =======    =======    ========   =======    =======   =======     ========

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                                                    PROPERTIES
                                              -------------------

                                              PINECREST   WINDSOR
                                                WEST      TOWERS     TOTAL
                                              ---------   -------   --------
REVENUES:
 Net Rental Revenues                          $ 67,358    $85,630   $750,230
 Other Revenues                                  1,620     3,241    $ 19,850
                                              --------    -------   --------
      Total Revenues                            68,978    88,871     770,080
DIRECT OPERATING EXPENSES:
 Personnel Expense                               7,424    11,012      83,109
 Property Management Fee                         2,759     3,536      31,616
 Administrative Expense                          1,970     1,412      14,700
 Leasing Expense                                   922       155       8,693
 Utility Expense                                 3,164     2,610      21,965
 Service Expense                                 4,014     2,824      31,612
 Cleaning and Decorating Expense                   651       358       8,118
 Repairs and Maintenance Expense                 1,557     1,320       9,963
 Property Taxes                                  5,772     6,162      71,487
 Property Insurance                                759     1,513      13,015
                                              --------    -------   --------
      Total Direct Operating Expenses           28,992    30,902     294,278
                                              --------    -------   --------
REVENUES IN EXCESS OF DIRECT OPERATING
 EXPENSES                                     $ 39,986    $57,969   $475,802
                                              ========    =======   ========
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